SUPPLEMENT DATED NOVEMBER 9, 2007

          TO THE ALLIANZ VISION(SM) NEW YORK VARIABLE ANNUITY PROSPECTUS
            Dated August 31, 2007, as supplemented September 4, 2007


                                    ISSUED BY
 Allianz Life Insurance Company of New York and Allianz Life of NY Variable
                                   Account C

              This supplement updates information in the prospectus and should be attached to the prospectus and retained for future reference.


Effective November 9, 2007, a waiver of withdrawal charge benefit has been added to the Contract. The following paragraph is added to the Access to Your Money section of the prospectus:

WAIVER OF WITHDRAWAL CHARGE BENEFIT

Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.


                                                                    PRO-012-0507